SEGMENT INFORMATION
                                 TECHNE CORPORATION AND SUBISIDARIES
                              (in thousands of $'s, except per share data)

                                                                          Increase (Decrease)
                               Fiscal 2005                                 From Fiscal 2004
                         --------------------------------------------  --------------------------------
                         First   Second   Third              Percent   First   Second   Third
                         Quarter Quarter  Quarter     YTD    Of Sales  Quarter Quarter  Quarter   YTD
                         -------  -------  -------  -------- --------  ------- ------- ------- --------
Sales                     40,919   42,247   47,935   131,101    100%    2,926   3,983   5,394   12,303
Cost of sales              8,887    8,941    9,138    26,966     21%      224     500     192      916
                         -------  -------  -------  -------- --------  ------  ------  ------  -------
Gross margin              32,032   33,306   38,797   104,135     79%    2,702   3,483   5,202   11,387

Gross margin percentage    78.3%    78.8%    80.9%     79.4%

SG&A expense               5,634    6,290    6,379    18,303     14%      551     771     923    2,245
R&D expense                4,688    4,619    4,631    13,938     11%     (275)   (831)   (451)  (1,557)
Amortization expense         305      306      305       916     --       (95)    (93)    (95)    (283)
Interest expense             245      178      193       616     --        70       6      26      102
Interest income           (1,053)  (1,189)    (938)   (3,180)    (2%)    (327)   (427)    (85)    (839)
Other non-operating
  exp., net                  466      416      323     1,205      1%      388     396     (92)     692
                         -------  -------  -------  -------- --------  ------  ------  ------  -------
                          10,285   10,620   10,893    31,798     24%      312    (178)    226      360
                         -------  -------  -------  -------- --------  ------  ------  ------  -------
Earnings before
  income taxes            21,747   22,686   27,904    72,337     55%    2,390   3,661   4,976   11,027
Income taxes               7,555    7,752    9,465    24,772     19%      770   1,097   1,156    3,023
                         -------  -------  -------  -------- --------  ------  ------  ------  -------
                          14,192   14,934   18,439    47,565     36%    1,620   2,564   3,820    8,004
                         =======  =======  =======  ======== ========  ======  ======  ======  =======
Diluted earnings
  per share                 0.34     0.36     0.45      1.15
Weighted average
  diluted shares
  outstanding             41,676   41,681   40,896    41,423


                                             HEMATOLOGY DIVISION
                                            (in thousands of $'s)

                                                                          Increase (Decrease)
                               Fiscal 2005                                 From Fiscal 2004
                         --------------------------------------------  --------------------------------
                         First   Second   Third              Percent   First   Second   Third
                         Quarter Quarter  Quarter     YTD    Of Sales  Quarter Quarter  Quarter   YTD
                         -------  -------  -------  -------- --------  ------- ------- ------- --------
Sales                      4,013    4,515    3,652    12,180    100%     (268)     61    (417)    (624)
Cost of sales              2,220    2,163    2,123     6,506     53%     (126)   (181)   (111)    (418)
                         -------  -------  -------  --------  -------  ------- ------- ------- --------
Gross margin               1,793    2,352    1,529     5,674     47%     (142)    242    (306)    (206)

Gross margin percentage    44.7%    52.1%    41.9%     46.6%

SG&A expense                 409      436      505     1,350     11%       18      53      66      137
R&D expense                  188      189      199       576      5%       (3)     (1)     (4)      (8)
Interest, net                (56)     (77)     (44)     (177)    (1%)      21      (3)     35       53
                         -------  -------  -------  --------  -------  ------- ------- ------- --------
                             541      548      660     1,749     15%       36      49      97      182
                         -------  -------  -------  --------  -------  ------- ------- ------- --------
Pretax result              1,252    1,804      869     3,925     32%     (178)    193    (403)    (388)
                         =======  =======  =======  ========  =======  ======= ======= ======= ========



                                              BIOTECHNOLOGY DIVISION
                                              (in thousands of $'s)

                                                                          Increase (Decrease)
                               Fiscal 2005                                 From Fiscal 2004
                         --------------------------------------------  --------------------------------
                         First   Second   Third              Percent   First   Second   Third
                         Quarter Quarter  Quarter     YTD    Of Sales  Quarter Quarter  Quarter   YTD
                         -------  -------  -------  -------- --------  ------- ------- ------- --------
Sales                     30,691   30,072   36,338    97,101    100%    2,038   2,306   5,124    9,468
Intersegment sales        (4,804)  (5,204)  (5,598)  (15,606)            (183)   (237)   (453)    (873)
                         -------  -------  -------  --------           ------- ------- ------- --------
                          25,887   24,868   30,740    81,495            1,855   2,069   4,671    8,595

Cost of sales              6,111    6,070    6,368    18,549     19%      195     540     247      982
Intersegment sales        (4,756)  (5,210)  (5,479)  (15,445)            (235)   (316)   (339)    (890)
                         -------  -------  -------  --------   ------  ------- ------- ------- --------
                           1,355      860      889     3,104              (40)    224     (92)      92

Gross margin              24,532   24,008   29,851    78,391     81%    1,895   1,845   4,763    8,503

Gross margin percentage    80.1%    79.8%    82.5%     80.9%

SG&A expense               2,973    3,415    3,712    10,100     10%      322     466     795    1,583
R&D expense                4,500    4,430    4,432    13,362     14%      336     123     142      601
Amortization expense         305      306      305       916      1%      (95)    (93)    (95)    (283)
Interest, net               (414)    (564)    (320)   (1,298)    (1%)      (8)   (176)     91      (93)
                         -------  -------  -------  --------   ------  ------- ------- ------- --------
                           7,364    7,587    8,129    23,080     24%      555     320     933    1,808
                         -------  -------  -------  --------   ------  ------- ------- ------- --------
Pretax result             17,168   16,421   21,722    55,311     57%    1,340   1,525   3,830    6,695
                         =======  =======  =======  ========   ======  ======= ======= ======= ========




                                               R&D SYSTEMS EUROPE
                                        (in thousands of British pounds)

                                                                          Increase (Decrease)
                               Fiscal 2005                                 From Fiscal 2004
                         --------------------------------------------  --------------------------------
                         First   Second   Third              Percent   First   Second   Third
                         Quarter Quarter  Quarter     YTD    Of Sales  Quarter Quarter  Quarter   YTD
                         -------  -------  -------  -------- --------  ------- ------- ------- --------
Sales                      6,080    6,808    7,131    20,019    100%      100     443     410      953
Cost of sales              2,931    3,133    3,225     9,289     46%     (109)    (24)    118      (15)
                         -------  -------  -------  --------   ------  ------- ------- ------- --------
Gross margin               3,149    3,675    3,906    10,730     54%      209     467     292      968

Gross margin percentage    51.8%    54.0%    54.8%     53.6%

SG&A expense                 950    1,161    1,022     3,133     16%     (100)     69      44       13
Interest income             (254)    (263)    (280)     (797)    (4%)    (127)   (113)   (105)    (345)
Exchange loss/(gain)          26      (44)      16        (2)     --       75      29     (30)      74
                         -------  -------  -------  --------   ------  ------- ------- ------- --------
                             722      854      758     2,334     12%     (152)    (15)    (91)    (258)
                         -------  -------  -------  --------   ------  ------- ------- ------- --------
Pretax result              2,427    2,821    3,148     8,396     42%      361     482     383    1,226
                         =======  =======  =======  ========   ======  ======= ======= ======= =======




                                        R&D SYSTEMS EUROPE
                                       (in thousands of $'s)

                                                                          Increase (Decrease)
                               Fiscal 2005                                 From Fiscal 2004
                         --------------------------------------------  --------------------------------
                         First   Second   Third              Percent   First   Second   Third
                         Quarter Quarter  Quarter     YTD    Of Sales  Quarter Quarter  Quarter   YTD
                         -------  -------  -------  -------- --------  ------- ------- ------- --------
Sales                     11,019   12,864   13,543    37,426    100%    1,339   1,853   1,140    4,332
Cost of sales              5,312    5,918    6,126    17,356     46%      390     457     395    1,242
                         -------  -------  -------  --------   ------  ------- ------- ------- --------
Gross margin               5,707    6,946    7,417    20,070     54%      949   1,396     745    3,090

Gross margin percentage    51.8%    54.0%    54.8%     53.6%

SG&A expense               1,722    2,194    1,939     5,855     16%       23     303     134      460
Interest income             (460)    (497)    (531)   (1,488)    (4%)    (254)   (237)   (208)    (699)
Exchange loss                 47      (82)      29        (6)     --      131      47     (56)     122
                         -------  -------  -------  --------   ------  ------- ------- ------- --------
                           1,309    1,615    1,437     4,361     12%     (100)    113    (130)    (117)
                         -------  -------  -------  --------   ------  ------- ------- ------- --------
Pretax result              4,398    5,331    5,980    15,709     42%    1,049   1,283     875    3,207
                         =======  =======  =======  ========   ======  ======= ======= ======= ========



                                     CORPORATE AND OTHER (1)
                                      (in thousands of $'s)

                                                                  Increase (Decrease)
                               Fiscal 2005                          From Fiscal 2004
                         -----------------------------------  --------------------------------
                         First   Second   Third               First   Second   Third
                         Quarter Quarter  Quarter     YTD     Quarter Quarter  Quarter   YTD
                         -------  -------  -------  --------  ------- ------- -------  --------
Interest income              42       51       43       136        5      11        3       19
Rental income                19       53      318       390       --       7      298      305
                         -------  -------  -------  --------  ------- ------- -------  -------
                             61      104      361       526        5      18      301      324

SG&A expense                530      245      223       998      188     (51)     (72)      65
R&D-CCX losses               --       --       --        --     (436)   (828)    (519)  (1,783)
R&D-DGI losses               --       --       --        --     (172)   (125)     (47)    (344)
Other-Hemerus losses         74       73       85       232       74      73       62      209
Interest expense            164      178      193       535      (11)      6       26       21
Building expense            364      478      527     1,369      183     283      177      643
                         -------  -------  -------  --------  ------- ------- -------  -------
                          1,132      974    1,028     3,134     (174)   (642)   (373)   (1,189)
                         -------  -------  -------  --------  ------- ------- -------  -------
Pretax result            (1,071)    (870)    (667)   (2,608)     179     660     674     1,513
                         =======  =======  =======  ========  ======= ======= =======  =======

(1) Unallocated corporate expenses and Techne's share of losses by ChemoCentryx, Inc. (CCX), Discovery Genomics, Inc. (DGI) and Hemerus Medical, LLC.